EXHIBIT 10.98

IRIDIUM COMMUNICATIONS INC.
Compensation Program for Non-Employee Directors

Effective Date: January 1, 2016

General: Each member of the board of directors (the “Board”) of Iridium Communications Inc. (the “Company”) who is not an Employee (as defined in the Iridium Communications Inc. 2015 Equity Incentive Plan (the “Equity Incentive Plan”)) (each, a “Non-Employee Director”) will be eligible to receive cash and equity-based compensation as set forth in this Iridium Communications Inc. Compensation Program for Non-Employee Directors (this “Program”).  Capitalized terms not explicitly defined in this Program but defined in the Equity Incentive Plan will have the same definitions as in the Equity Incentive Plan.

Annual Compensation:

•	Annual Board Retainer: $140,000 will be payable for each calendar year to each Non-Employee Director as follows:
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$50,000 in the form of cash (the “Annual Cash Retainer”), unless the Non-Employee Director makes a timely election to receive all or a portion of the Annual Cash Retainer in the form of restricted stock units (“RSUs”) (subject to the limitations described below); and

•	$90,000 in the form of RSUs (the “Annual Stock Retainer”).
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Annual Committee Chair Retainers: The following amounts will be payable for each calendar year to each chairperson of the following committees of the Board (each, a “Committee”) in the form of cash, unless the Non-Employee Director makes a timely election to receive all or a portion of the Annual Committee Chair Retainer in the form of RSUs (subject to the limitations described below):

•	Audit – $20,000;
•	Compensation – $15,000; and
•	Nominating and Corporate Governance – $7,500.
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Annual Chairman of the Board Retainer: $50,000 will be payable for each calendar year to the chairman of the Board in the form of cash, unless the Non-Employee Director makes a timely election to receive all or a portion of the Annual Chairman of the Board Retainer in the form of RSUs (subject to the limitations described below).

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Annual Government Advisory Committee Retainer:  $15,000 will be payable for each calendar year to the in the form of RSUs to each Non-Employee Director serving on the Company’s Government Advisory Committee during a calendar year (subject to the limitations described below); provided, however, if a Non-Employee Director commences service on the Government Advisory Committee during the calendar year, such RSU grant will be pro-rated to reflect the number of full calendar months during the calendar year during which the non-employee director will serve on the committee.  Non-Employee Directors serving on the Government Advisory Committee may not make an election to receive the Annual Government Advisory Committee Retainer in any other form.

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Partial Year of Service: Notwithstanding the foregoing or anything in this Program to the contrary, if a Non-Employee Director’s service as a Non-Employee Director (for purposes of any Annual Cash Retainer or Annual Stock Retainer) or as a chairperson of a Committee (for purposes of any Annual Committee Chair Retainer) or as a chairman of the Board (for purposes of any Annual Chairman of the Board Retainer) or as a member of the Government Advisory Committee (for purposes of the Annual Government Advisory Committee Retainer) commences or terminates after the beginning of a calendar year, then the Non-Employee Director will only be eligible to receive 25% of the full amount of the applicable retainer (each as set forth above), in the applicable form, for each partial or full calendar quarter of such service completed during such calendar year.  Notwithstanding the foregoing, upon termination of service as a Director any portion of any retainer paid in the form of RSUs will be forfeited to the extent not vested on the date of or as a result of such termination in accordance with the terms of this Program.

TIMING OF ELECTIONs; timing and form of PAYMENTS (OTHER THAN ANNUAL GOVERNMENT ADVISORY COMMITTEE RETAINDER):

•	Current Non-Employee Directors:

Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer:  If a Non-Employee Director’s service as a Non-Employee Director commences prior to the beginning of a calendar year, then the Non-Employee Director must make an election, prior to the beginning of such calendar year, with respect to (i) his or her Annual Cash Retainer for such calendar year and (ii) any Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is or may become payable for such calendar year.  Each Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer will be paid or granted as follows:

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Cash: The portion (if any) of each Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer that is to be paid in the form of cash will be determined based on such election.  Such portion will be paid in the form of cash in arrears in equal installments over the applicable number of calendar quarters during such calendar year, with payment occurring on or as soon as practicable after the last day of the applicable calendar quarter and in all cases not later than March 15 of the calendar year following the calendar year in which it was earned.

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Stock: The portion (if any) of each Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer that is to be granted in the form of RSUs will be determined based on such election.  Such portion will be granted in the form of RSUs on the third business day in January of such calendar year.  Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Notwithstanding the foregoing, if the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board after the third business day in January of such calendar year, then the portion (if any) of his or her Annual Committee Chair Retainer or Annual Chairman of the Board Retainer, as applicable, that is to be granted in the form of RSUs will be granted on the third business day after the date that the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board, as applicable.  Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Annual Stock Retainer:  A Non-Employee Director may not make an election regarding the form of payment of his or her Annual Stock Retainer; the Annual Stock Retainer is paid in the form of RSUs.  If a Non-Employee Director’s service as a Non-Employee Director commences prior to the beginning of a calendar year, then the RSUs will be granted on the third business day in January of the calendar year.  The RSUs will vest in full on the first anniversary of the date of grant, provided that the Non-Employee Director is in service as a Director on such vesting date.

•	New Non-Employee Directors:

Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer:  If a Non-Employee Director’s service as a Non-Employee Director commences on or after the beginning of a calendar year, then the Non-Employee Director must make an election, within 30 days following the commencement of such service, with respect to (i) his or her Annual Cash Retainer for such calendar year and (ii) any Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is or may become payable for such calendar year; provided, however, that (a) such election will be applicable only to the portion of the applicable Annual Cash Retainer, Annual Committee Chair Retainer or Annual Chairman of the Board Retainer payable for any calendar quarter during such calendar year that begins after the date of such election, and (b) no such election may be made if such service commences during the final calendar quarter of such calendar year.  Each such Annual Cash Retainer, Annual Committee Chair Retainer and Annual Chairman of the Board Retainer will be paid or granted as follows:

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Cash: 25% of the full amount of an Annual Cash Retainer (and Annual Committee Chair Retainer and Annual Chairman of the Board Retainer, if applicable), as set forth under “Annual Compensation” above, will be paid in the form of cash for (i) the calendar quarter in which the Non-Employee Director’s service as a Non-Employee Director, chairperson of a Committee or chairman of the Board, as applicable, commences and, (ii) if later, for the calendar quarter in which such election is made, with payment occurring on or as soon as practicable after the last day of the applicable calendar quarter and in all cases not later than March 15 of the calendar year following the calendar year in which it was earned.

With respect to any calendar quarter during such calendar year that begins after the date of such election, the portion (if any) of the Annual Cash Retainer, Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is to be paid in the form of cash will be determined based on such election.  Such portion will be paid in the form of cash in arrears in equal installments over the applicable number of calendar quarters during such calendar year, with payment occurring on or as soon as practicable after the last day of the applicable calendar quarter and in all cases not later than March 15 of the calendar year following the calendar year in which it was earned.

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Stock: With respect to any calendar quarter during such calendar year that begins after the date of such election, the portion (if any) of an Annual Cash Retainer, Annual Committee Chair Retainer or Annual Chairman of the Board Retainer that is to be granted in the form of RSUs will be determined based on such election.  Such portion will be granted in the form of RSUs on the first business day of the first calendar quarter that begins after the date of such election.  Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Notwithstanding the foregoing, if the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board after the first business day of the first calendar quarter that begins after the date of such election, then the portion (if any) of his or her Annual Committee Chair Retainer or Annual Chairman of the Board Retainer, as applicable, that is to be granted in the form of RSUs, will be granted on the third business day after the date that the Non-Employee Director becomes a chairperson of a Committee or chairman of the Board, as applicable.  Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Annual Stock Retainer:  A Non-Employee Director may not make an election regarding the form of payment of his or her Annual Stock Retainer; the Annual Stock Retainer is paid in the form of RSUs.  If a Non-Employee Director’s service as a Non-Employee Director commences on or after the beginning of a calendar year, a pro-rated portion of the Annual Stock Retainer, as set forth under “Annual Compensation” above, will be granted in the form of RSUs on the first business day of the first calendar quarter that begins after the date such Non-Employee Director commences service; provided, however, that if such service commences during the final calendar quarter of such calendar year, such award will be granted on the last day of such calendar year.  The Annual Stock Retainer will be pro-rated based on the number of calendar quarters during the year during which the Non-Employee Director will serve on Board.  Any such award will vest in full on the first anniversary of the date of grant of the award, provided that the Non-Employee Director is in service as a Director on such vesting date.

Terms of Elections:

•	Once an election is submitted for a calendar year, it will be irrevocable with respect to such calendar year.
•	A Non-Employee Director must submit a new election for each calendar year.
•	Elections must be allocated in multiples as follows:
•	Allocation of the Annual Cash Retainer must be made among cash and RSUs in multiples of 5%.

•	Allocation of the Annual Committee Chair Retainer and/or Annual Chairman of the Board Retainer must be made among cash and RSUs in multiples of 25%.

TIMING OF ANNUAL GOVERNMENT ADVISORY COMMITTEE RETAINer

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Current Non-Employee Directors Serving on Government Advisory Committee:  If a Non-Employee Director’s service on the Government Advisory Committee commences prior to the beginning of a calendar year, then the Non-Employee Director’s Annual Government Advisory Committee Retainer paid in the form of RSUs will be granted on the third business day in January of such calendar year and will vest on the first anniversary of the date of grant, provided that the Non-Employee Director is in service as a Director on such vesting date.

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Non-Employee Directors Commencing Service on Government Advisory Committee: If a Non-Employee Director commences service on the Government Advisory Committee on or after the beginning of a calendar year, then the Non-Employee Director’s Annual Government Advisory Committee Retainer paid in the form of RSUs will be pro-rated based on the number of calendar quarters during the year during which the Non-Employee Director will serve on the Committee and will be granted on the first business day of the first calendar quarter that begins after the date the Non-Employee Director commences service on the Government Advisory Committee provided, however, that if such service commences during the final calendar quarter of such calendar year, such award will be granted on the last business day of such calendar year.  The RSUs will vest on the first anniversary of the date of grant, provided that the Non-Employee Director is in service as a Director on such vesting date.

terms of equity-based Awards:

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Any RSUs described in this Program will be granted under the Equity Incentive Plan and will be subject to the terms and conditions of (i) this Program, (ii) the Equity Incentive Plan and (iii) the forms of RSU grant notice and agreement approved by the Board for the grant of such awards to Non-Employee Directors.

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Unless a number of units is otherwise set forth in this Program, the actual number of units subject to any RSUs granted pursuant to this Program will be determined by dividing the dollar amount allocated to such award by the Fair Market Value of a share of the Company’s common stock on the day on which the RSU is granted.

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Any vested RSUs granted pursuant to this Program will be settled in shares of the Company’s common stock on the earlier of (i) six months and one day after a Non-Employee Director’s “separation from service” (as such term is defined in Treasury Regulations Section 1.409A-1(h) without regard to any alternative definition thereunder) as a Director (a “Separation from Service”) for any reason or (ii) a Change in Control that also constitutes a “change in control event” (as determined under Treasury Regulations Section 1.409A-3(i)(5)) (a “Change in Control”).

•	With respect to any outstanding RSUs granted pursuant to this Program, if a Non-Employee Director’s service as a Director is terminated:

•	due to the Non-Employee Director’s death or Disability, any unvested portion of any such award will become fully vested upon such termination; or
•	due to any reason other than death or Disability or Cause, any unvested portion of any such award will be forfeited to the Company.

expenses: Each Non-Employee Director will be eligible for reimbursement from the Company for all reasonable out-of-pocket expenses incurred by the Non-Employee Director in connection with his or her attendance at Board and Committee meetings.  To the extent that any taxable reimbursements are provided to a Non-Employee Director, they will be provided in accordance with Section 409A of the Code and any applicable state law of similar effect, including, but not limited to, the following provisions: (i) the amount of any such expenses eligible for reimbursement during the Non-Employee Director’s taxable year may not affect the expenses eligible for reimbursement in any other taxable year; (ii) the reimbursement of an eligible expense must be made no later than the last day of the Non-Employee Director’s taxable year that immediately follows the taxable year in which the expense was incurred; and (iii) the right to any reimbursement may not be subject to liquidation or exchange for another benefit.

SECTION 409A: Notwithstanding anything to the contrary in this Program, if a Director is deemed by the Company at the time of such Director’s “separation from service” (as such term is defined in Treasury Regulations Section 1.409A-1(h) without regard to any alternative definition thereunder) with the Company to be a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code, and if any of the payments upon such separation from service set forth herein and/or under any other agreement with the Company are deemed to be “deferred compensation,” then to the extent delayed commencement of any portion of such payments is required to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code and the related adverse taxation under Section 409A of the Code, such payments shall not be provided to such Director prior to the earliest of (i) the date that is six months and one day after the date of such separation from service, (ii) the date of the Director’s death, or (iii) such earlier date as permitted under Section 409A of the Code without the imposition of adverse taxation.  Upon the first business day following the expiration of such applicable Code Section 409A(a)(2)(B)(i) period, all payments deferred pursuant to this paragraph shall be paid in a lump sum to the Director, and any remaining payments due shall be paid as otherwise provided herein or in the applicable agreement.